UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 19, 2021 (November 15, 2021)
Date of Report (date of earliest event reported)

CUMBERLAND PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2525 West End Avenue, Suite 950 Nashville, Tennessee 37203
(Address of Principal Executive Offices)
(615) 255-0068
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CPIX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.
On November 15, 2021, Cumberland Pharmaceuticals Inc. (the "Company" or "Tenant") entered into a lease (the "Lease"), pursuant to which the Company will lease approximately 16,631 rentable square feet of space (the "Leased Premise") at the new development Broadwest (the "Building") located in Nashville, Tennessee with 1600 West End Avenue Partners, LLC (the "Landlord"). The Leased Premise will serve as the Company's new corporate headquarters. The initial term of the Lease is one hundred fifty-seven (157) months, with two consecutive options to renew for a period of five years each, and will commence on the earlier of November 1, 2022, the date which Tenant takes occupancy of the Leased Premise, or the date which Tenant receives a temporary or permanent certificate of occupancy for the Leased Premise ("Commencement Date").
The Company will be responsible for paying rent to the Landlord under the Lease beginning three months after the Commencement Date. The Company will pay a base rent of $33.06 per square foot of rentable space with a gradual rental rate increase of 2.5% for each year period thereafter of the prior year's base rental. In addition to the monthly base rent, the Company is responsible for its percentage share of the operating expenses of the Building. The Lease also provides for a tenant improvement allowance for the space.
The foregoing description of the Lease is qualified in its entirety by reference to the Lease, a copy of which will be filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2021.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01    Regulation FD Disclosure.
On November 16, 2021, a press release was issued by Broadwest announcing its entry into the Lease as disclosed above under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01    Financial Statements or Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press release dated November 16, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

Dated: November 19, 2021	By:	/s/ John Hamm
John Hamm
Chief Financial Officer